Segment Reporting (Details)	9 Months Ended
Sep. 30, 2025 Segments
Segment Reporting [Abstract]
Reportable segment	1
Segment reporting description	The Company’s chief operating decision-makers (the “CODM”), which are the Company’s Chief Executive Officer and Chief Financial Officer, assess performance for the reportable segment and decide how to allocate resources using net income as the primary measure of profitability. The CODM are not regularly provided with specific segment expenses, but focus on revenue, gross profit, and net income/loss. Expense information, including cost of goods sold, can be easily computed from the information provided.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer